EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	4Q10	3Q10	2Q10	1Q10	4Q09
Upstream
United States	1,317	999	865	1,091	1,011
Non-U.S.	6,163	4,468	4,471	4,723	4,769
Total	7,480	5,467	5,336	5,814	5,780
Downstream
United States	226	164	440	(60)	(287)
Non-U.S.	924	996	780	97	98
Total	1,150	1,160	1,220	37	(189)
Chemical
United States	522	676	685	539	292
Non-U.S.	545	553	683	710	424
Total	1,067	1,229	1,368	1,249	716

Corporate and financing	(447)	(506)	(364)	(800)	(257)
Net income attributable to ExxonMobil (U.S. GAAP)	9,250	7,350	7,560	6,300	6,050
Earnings per common share (U.S. GAAP)	1.86	1.44	1.61	1.33	1.27
Earnings per common share
- assuming dilution (U.S. GAAP)	1.85	1.44	1.60	1.33	1.27

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,317	999	865	1,091	1,011
Non-U.S.	6,163	4,468	4,471	4,723	4,769
Total	7,480	5,467	5,336	5,814	5,780
Downstream
United States	226	164	440	(60)	(287)
Non-U.S.	924	996	780	97	98
Total	1,150	1,160	1,220	37	(189)
Chemical
United States	522	676	685	539	292
Non-U.S.	545	553	683	710	424
Total	1,067	1,229	1,368	1,249	716

Corporate and financing	(447)	(506)	(364)	(800)	(257)
Corporate total	9,250	7,350	7,560	6,300	6,050
EPS excluding Special Items - assuming dilution	1.85	1.44	1.60	1.33	1.27

EXXON MOBIL CORPORATION

4Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	4Q10	3Q10	2Q10	1Q10	4Q09
natural gas liquids, kbd
United States	455	430	357	389	385
Canada/South America	266	253	267	261	255
Europe	335	294	348	365	372
Africa	618	631	599	666	657
Asia Pacific/Middle East	639	633	573	542	537
Russia/Caspian	213	180	181	191	187
Total liquids production	2,526	2,421	2,325	2,414	2,393

Natural gas production available for sale, mcfd
United States	3,869	3,726	1,412	1,335	1,298
Canada/South America	564	550	594	568	641
Europe	4,596	2,365	3,268	5,138	4,401
Africa	9	15	20	13	14
Asia Pacific/Middle East	5,409	5,371	4,552	4,437	4,180
Russia/Caspian	205	165	179	198	183
Total natural gas production available for sale	14,652	12,192	10,025	11,689	10,717

Total worldwide liquids and gas production, koebd	4,968	4,453	3,996	4,362	4,179

Refinery throughput, kbd
United States	1,732	1,752	1,807	1,720	1,748
Canada	467	453	418	439	412
Europe	1,501	1,550	1,570	1,530	1,571
Asia Pacific	1,307	1,304	1,143	1,242	1,348
Other Non-U.S.	291	305	254	225	300
Total refinery throughput	5,298	5,364	5,192	5,156	5,379

Petroleum product sales, kbd
United States	2,581	2,555	2,521	2,383	2,516
Canada	475	459	435	431	421
Europe	1,576	1,646	1,612	1,609	1,652
Asia Pacific	1,277	1,278	1,183	1,226	1,335
Other Non-U.S.	646	657	553	546	565
Total petroleum product sales	6,555	6,595	6,304	6,195	6,489

Gasolines, naphthas	2,615	2,728	2,565	2,535	2,621
Heating oils, kerosene, diesel	2,106	1,949	1,887	1,860	2,027
Aviation fuels	472	526	455	451	520
Heavy fuels	602	597	581	629	636
Specialty products	760	795	816	720	685
Total petroleum product sales	6,555	6,595	6,304	6,195	6,489

Chemical prime product sales, kt
United States	2,214	2,628	2,449	2,524	2,562
Non-U.S.	4,135	3,930	4,047	3,964	4,113
Total chemical prime product sales	6,349	6,558	6,496	6,488	6,675

EXXON MOBIL CORPORATION

4Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	4Q10	3Q10	2Q10	1Q10	4Q09
United States
ExxonMobil
Crude ($/b)	80.89	70.69	73.13	72.97	70.21
Natural Gas ($/kcf)	3.70	4.13	4.11	5.32	4.23

Benchmarks
WTI ($/b)	85.06	76.04	77.78	78.67	76.06
ANS-WC ($/b)	85.82	76.37	78.30	79.07	75.80
Henry Hub ($/mbtu)	3.80	4.38	4.09	5.30	4.16

Non-U.S.
ExxonMobil
Crude ($/b)	83.53	73.82	75.24	74.21	72.62
Natural Gas ($/kcf)	7.24	6.26	5.83	6.45	6.18
European NG ($/kcf)	8.23	7.41	6.35	6.93	6.79

Benchmarks
Brent ($/b)	86.48	76.86	78.30	76.24	74.56

Capital and Exploration Expenditures, $M
Upstream
United States	2,453	2,352	772	772	983
Non-U.S.	6,346	5,280	4,570	4,774	5,543
Total	8,799	7,632	5,342	5,546	6,526
Downstream
United States	170	201	264	347	355
Non-U.S.	519	357	320	327	547
Total	689	558	584	674	902
Chemical
United States	83	62	66	68	82
Non-U.S.	435	463	492	546	731
Total	518	525	558	614	813
Other	55	54	35	43	22

Total Capital and Exploration Expenditures	10,061	8,769	6,519	6,877	8,263

Exploration Expense Charged to Income, $M
Consolidated - United States	121	62	45	55	64
- Non-U.S.	427	437	361	630	617
Non-consolidated - ExxonMobil share - United States	1	1	1	1	1
- Non-U.S.	9	1	8	3	3
Total Exploration Expense Charged to Income	558	501	415	689	685

Effective Income Tax Rate, %	43%	45%	43%	50%	45%

Common Shares Outstanding (millions)
At quarter end	4,979	5,043	5,092	4,698	4,727
Average - assuming dilution	5,031	5,089	4,729	4,736	4,760

Total Cash and Cash Equivalent ($G)	8.5	12.2	13.3	13.7	10.7

Total Debt ($G)	15.0	18.3	20.4	9.5	9.6

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.0	13.1	9.2	13.1	8.6
Sales of subsidiaries, investments and PP&E	1.7	0.8	0.4	0.4	0.3
Cash flows from operations and asset sales	14.7	13.9	9.6	13.5	8.9

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2010. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

4Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	4Q10 vs. 4Q09	4Q10 vs. 3Q10	2010 vs. 2009
Upstream
Prior Period	5,780	5,467	17,107
Realization	1,380	1,160	6,510
Volume/Mix	560	870	1,170
Other	-240	-20	-690
Current Period	7,480	7,480	24,097
Downstream
Prior Period	(189)	1,160	1,781
Margin	1,220	220	1,160
Volume/Mix	-10	30	420
Other	130	-260	210
Current Period	1,150	1,150	3,567
Chemical
Prior Period	716	1,229	2,309
Margin	380	-110	2,020
Volume/Mix	-20	-30	380
Other	-10	-20	200
Current Period	1,067	1,067	4,913

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,179	4,453	3,932
Entitlements	9	39	-59
Quotas	19	3	44
Divestments	-10	-9	-3
Acquisitions	520	0	263
Net Growth	251	482	270
Current Period	4,968	4,968	4,447